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                        COMPLETEL LLC GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT (this "GUARANTY") is made and entered into this 16th of February, 1999 by CompleTel LLC, a Delaware limited liability company (the "GUARANTOR"), in favor of each holder from time to time (the "NOTEHOLDERS") of the aggregate principal amount at maturity of the 14% Senior Discount Notes due 2009 (the "NOTES") issued by CompleTel Europe N.V., a public company with limited liability (naamloze vennootschap) incorporated under the laws of The Netherlands and having its corporate domicile in Amsterdam (the "ISSUER"), pursuant to an indenture dated as of the date hereof (the "INDENTURE") by and between the Issuer, CompleTel ECC B.V., a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands and having its corporate domicile in Amsterdam, and U.S. Bank Trust National Association, a National banking corporation. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Indenture.



                                    RECITALS

     A.   The Guarantor is the ultimate parent of the Issuer.

     B. The Issuer will issue and sell the Notes pursuant to an exemption from the U.S. Securities Act of 1933, as amended, and will issue and sell the Notes to the Noteholders pursuant to certain exceptions from finance company laws of The Netherlands that require, among other things, that the Notes be guaranteed by the ultimate parent of the Issuer.

     C. The execution and delivery of this Guaranty by the Guarantor are conditions precedent to the Noteholders' purchase of the Notes. The Guarantor, as the ultimate parent of the Issuer, hereby acknowledges it will benefit from the Issuer's sale of the Notes to the Noteholders and its guaranty thereof.


                                    AGREEMENT

     NOW THEREFORE, in compliance with applicable banking laws and U.S. securities laws and in consideration of, the Noteholders' purchase of the Notes, the Guarantor hereby covenants and agrees with, and represents and warrants to the Noteholders as follows:

     1. GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (a) the principal of, premium, if any, and interest on, and any Additional Amounts due under, and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment, mandatory redemption, or by acceleration or otherwise) and (b) any other sums that may become due under, or in connection with, the terms and provisions of the Notes (all such obligations described in clauses (a) and (b) above are herein called the "GUARANTEED OBLIGATIONS"). The guaranty in the preceding sentence is an absolute, and unconditional

                                                                 PARENT GUARANTY

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present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Issuer or other guarantor of the Guaranteed Obligations, if any, or upon any other action, occurrence or circumstance whatsoever. If the Issuer fails to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Indenture.

     2. WAIVERS. The Guarantor hereby waives: (a) notice of acceptance of this Guaranty and of the creation and existence of the Notes; (b) presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the Notes; (c) all other demands and notices to the Guarantor or any other person and all other actions to establish the liability of the Guarantor hereunder; and (d) the right to trial by jury in any action in connection with this Guaranty. No delay or failure by the Noteholders in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Noteholders of any right or remedy shall preclude other or further exercise of any other right or remedy.

     3. SEVERABILITY. Any invalidity or unenforceability of any provision or application of this Guaranty, or any portion hereof, shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty is binding on the Guarantor and on the successors and assigns of the Guarantor, and of each of them respectively, and shall inure to the benefit of the Noteholders, their successors and assigns.

     4. GOVERNING LAW. This Guaranty is governed by and must be construed in accordance with the laws of the State of New York, U.S.A.

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                                                                 PARENT GUARANTY

                                        2

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed and delivered as of the dated and year first above written.


                                          COMPLETEL LLC,
                                          a Delaware limited liability company


                                          By: /s/ James E. Dovey
                                             -----------------------------------
                                          Its:    CEO
                                               ---------------------------------


                                                                 PARENT GUARANTY